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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                           _________________________


                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                                  May 2, 2001
                       ---------------------------------
                                Date of Report
                       (Date of earliest event reported)


                           DATA CRITICAL CORPORATION
--------------------------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

        Delaware                       000-27855                  91-1901482
----------------------------     ---------------------       -------------------
(State or Other Jurisdiction     (Commission File No.)          (IRS Employer
    of Incorporation)                                        Identification No.)

                      19820 North Creek Parkway, Suite 100
                            Bothell, Washington 98011
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          (Address of principal executive offices, including Zip Code)

                                 (425) 482-7000
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              (Registrant's telephone number, including area code)


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Item 5.  Other Events


     On May 2, 2001, Data Critical Corporation announced that it is restructuring operations and that it is reducing its workforce. A copy of the press release, dated May 2, 2001, relating to these announcements is attached as
Exhibit 99.1 and is incorporated into this current report by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (a)  Exhibits

          99.1  Press Release dated May 2, 2001

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DATA CRITICAL CORPORATION

Dated:  May 2, 2001                    By: /s/ Michael E. Singer
                                           -------------------------------------
                                           Michael E. Singer
                                           Executive Vice President and
                                           Chief Financial Officer

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                                 EXHIBIT INDEX


Exhibit Number    Description
--------------    -----------
    99.1          Press Release dated May 2, 2001